UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) DECEMBER 12, 2006

                            R&R ACQUISITION III, INC.
                           --------------------------
             (Exact Name of registrant as specified in its charter)

          DELAWARE                     000-51739               43-2069362
          ---------                   ----------               ----------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)         Identification No.)

47 SCHOOL AVENUE, CHATHAM, NEW JERSEY                                  07928
--------------------------------------                                ------
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (973) 635-4047
                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                 SECTION 1-REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

AGREEMENT AND PLAN OF MERGER

        We entered into an Agreement and Plan of Merger dated as of December 12, 2006 (the "MERGER AGREEMENT") by and among R&R Acquisition III, Inc., a Delaware corporation (the "REGISTRANT"), Ariston Acquisition Corp., a Delaware corporation and a newly-formed, wholly owned subsidiary of the Registrant (the "MERGER SUB"), and Ariston Pharmaceuticals, Inc. , a Delaware corporation ("ARISTON") pursuant to which the Merger Sub will merge with and into Ariston and Ariston will become a wholly owned subsidiary of the Registrant (the "MERGER").

        The Merger Agreement contemplates that upon completion of the Merger,
(i) the Registrant will adopt and continue implementing Ariston's business plan;
(ii) the current officers and directors of the Registrant will resign and the current officers and directors of Ariston will be appointed officers and directors of the Registrant; and (iii) the Registrant will change its name to "Ariston Pharmaceuticals International, Inc." For accounting purposes, the Merger will be accounted for as a reverse acquisition with Ariston as the accounting acquiror (legal acquiree) and the Registrant as the accounting acquiree (legal acquiror).

        The closing of the Merger, which is subject to the fulfillment of specified conditions, is expected to occur during the first quarter of 2007. However, there can be no assurance that the conditions to closing will be fulfilled or that the Merger will ultimately be consummated.


                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT              DESCRIPTION
-------              -----------
10.1 Agreement and Plan of Merger dated as of December 12, 2006 by and among the Registrant, the Merger Sub and Ariston.

                           * * * * * * * * * * * * * *



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006

                                       R&R ACQUISITION III, INC.


                                       By: /S/ ARNOLD P. KLING
                                           -------------------
                                           Arnold P. Kling
                                           President



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